                                        EX 10.79.2

                 NOTICE AND AGREEMENT

        EMERITUS CORPORATION LOAN TO AURORA BAY
                  INVESTMENTS, L.L.C.



     Reference is made to the following documents (the
"Loan Documents"), all dated to be effective as of the date hereof and executed in connection with a loan of up to $5 million from Emeritus Corporation ("Lender") to Aurora Bay Investments, L.L.C. ("Borrower"):

     1. Convertible Promissory Note in the principal amount of $5 million executed by Borrower in favor of Lender.

2. Credit Agreement between Lender and Borrower.

     3. Guaranty in favor of Lender executed by Thilo
Best, Erwin Investors I, L.L.C., and Craig W.
Spaulding.

     4. Guarantor Pledge and Security Agreements in favor of Lender executed by Thilo Best, Erwin Investors
I, L.L.C., and Craig W. Spaulding.

     5. Financing Statements.

     Borrower, Lender and Guarantors take notice of and agree to the following:

     1. PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS
BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH
THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS
NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND
SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S
AUTHORIZED REPRESENTATIVE.

     2. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS
BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS
OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE
DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY
PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE
SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

     3. THE LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO.
THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

     4. NOTHING IN THIS NOTICE AND AGREEMENT IS,
HOWEVER, TO BE CONSTRUED TO MAKE ANY OF THE LOAN
DOCUMENTS GOVERNED BY AND SUBJECT TO TEXAS LAW, BUT
EACH OF SUCH LOAN DOCUMENTS IS TO BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
WASHINGTON, WITHOUT REGARD TO THE CHOICE OF LAW RULES
THEREOF.

     IN WITNESS WHEREOF, this Notice and Agreement is executed by the undersigned parties as of January __, 1998.

                              BORROWER:

                              AURORA BAY INVESTMENTS,
                              L.L.C., a Washington
                              limited liability company

                              By:  /s/ Craig W.
                              Spaulding
                                     ------------------
                              -------------------
                                     Craig W. Spaulding

                              By:  /s/ Jerry Erwin
                                      -----------------
                              --------------------
                                     Jerry Erwin,
                              Manager


                              LENDER:
                              EMERITUS CORPORATION, a
                              Washington corporation

                              By:  /s/ Michelle A.
                              Bickford
                                      -----------------
                              -------------------
                              Its:  V.P. New Business
                              Development






























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